Summary Prospectus November 1, 2010, as supplemented March 25, 2011

JPMorgan Diversified Fund

Class/Ticker:     Institutional/JPDVX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2010, as supplemented, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.55%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.42
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.32

Acquired Fund Fees and Expenses	0.18

Total Annual Fund Operating Expenses[1]	1.15
Fee Waivers and Expense Reimbursements[1]	(0.32)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.83

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% of their average daily net assets. This contract cannot be terminated prior to 11/1/11 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	85	334	602	1,369

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Drawing on a variety of analytical tools, the Fund’s adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

•	30%–60% medium- and large-cap U.S. equity securities
•	25%–50% U.S. and foreign fixed income securities
•	0%–30% foreign equity securities
•	0%–20% small-cap U.S. equity securities

The adviser may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. The Fund’s bond investments will primarily be rated investment grade by a national rating organization, but the Fund may also invest in certain high yield, high risk, non-investment grade securities (also known as junk bonds) in the rating categories Ba or B by Moody’s Investor Ratings Inc. (Moody’s), BB or B by Standard & Poor’s Corporation (S&P) and Fitch Ratings (Fitch) or the equivalent by another national rating organization or if unrated, that are deemed by the adviser to be of comparable quality.

In addition to purchasing securities directly, the Fund may invest up to 20% of its assets in shares of other J.P. Morgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. With respect to its fixed income allocations, the Fund may use futures contracts to manage and hedge interest rate risk associated with these investments, as well as to lengthen or shorten the duration of this portion of the portfolio. With respect to its equity and fixed income allocations, the Fund may use futures contracts to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively. The Fund may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies.

Investment Process: Within its asset allocation framework, the adviser selects the Fund’s securities. Within the equity portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

Within the fixed income portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration within one year of the average for the U.S. investment grade bond universe (currently about five years). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Markets Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Investments in Mutual Funds Risk. To the extent the Fund invests in underlying J.P. Morgan Funds, the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by those underlying funds.

Income Securities Risk. Investments in income securities will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If interest rates rise, the value of the Fund’s income securities generally drops. Mortgage-related and asset-backed securities including so called “sub-prime mortgages” are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the Fund’s investments are in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Diversified Composite Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target Allocation Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. The Diversified Composite Benchmark is a composite benchmark of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of S&P 500 (60%) and Barclays Capital U.S. Aggregate (40%) indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	14.15%
Worst Quarter	4th quarter, 2008	–13.83%

The Fund’s year-to-date total return through 9/30/10 was 7.09%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	27.14%	3.72%	2.32%
Return After Taxes on Distributions	26.31	2.56	1.31
Return After Taxes on Distributions and Sale of Fund Shares	17.87	2.83	1.55
DIVERSIFIED COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	24.02	3.45	2.67
S&P 500 INDEX
(Reflects No Deduction for Fees,
Expenses or Taxes)	26.46	0.42	(0.95)
LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	13.62	1.64	3.08

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Patrik Jakobson	2002	Managing Director
Michael Schoenhaut	2009	Executive Director
Nicole Fazio	2011	Vice President
Scott Grimshaw	2005	Executive Director
Thomas Luddy	2006	Managing Director
Christopher Blum	2008	Managing Director
Jeroen Huysinga	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any

business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-DIV-I-1110-2

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